LINE OF CREDIT AND SECURITY AGREEMENT MODIFICATION AGREEMENT

THIS LINE OF CREDIT AND SECURITY AGREEMENT MODIFICATION AGREEMENT (this “Agreement”) is made as of March 4, 2013, between and among BLUEROCK MULTIFAMILY GROWTH REIT, INC., a Maryland corporation f/k/a Bluerock Enhanced Multifamily Trust, Inc. (the “Borrower”), and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company (“SOIF II”) and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC, a Delaware limited liability company (“SOIF III,” and together with SOIF II and their collective successors and assigns, the “SOIF Parties”).

WITNESSETH:

WHEREAS, the SOIF Parties and the Borrower entered into that certain Line of Credit and Security Agreement dated as of October 2, 2012 (the “LOC Agreement”), which LOC Agreement evidenced a revolving line of credit and the obligation of the Borrower thereunder to repay to the SOIF Parties the principal sum of up to Twelve Million Five Hundred Thousand dollars ($12,500,000.00) (the “Commitment Amount”) plus interest, fees and costs; and

WHEREAS, the Borrower has requested that SOIF Parties modify the LOC Agreement to (i) increase the Commitment Amount to Thirteen Million Five Hundred Thousand dollars ($13,500,000.00), and (ii) extend the maturity date thereof by six (6) months to October 2, 2013; and

WHEREAS, the SOIF Parties are willing to grant such request, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the LOC Agreement.

2. Amendment to LOC Agreement. The LOC Agreement is hereby modified and amended as follows:

A.	The Recitals in the LOC Agreement are hereby deleted in their entirety, and are replaced with the following:

“RECITALS

WHEREAS, the SOIF Parties desire to provide to Borrower, and Borrower desires to obtain from the SOIF Parties, a line of credit with a maximum loan amount of Thirteen Million Five Hundred Thousand and 00/100 Dollars ($13,500,000.00) (the "Line of Credit"), on certain terms and conditions as set forth in this Agreement.”

B.	Section 1 of the LOC Agreement is hereby deleted in its entirety, and is replaced with the following:

“1.	Commitment. Subject to and in accordance with the provisions of this Agreement, the SOIF Parties agree to make disbursements under the Line of Credit, and Borrower may draw upon and borrow, in the manner and upon the terms and conditions expressed in this Agreement, amounts that shall not exceed in the aggregate, at any one time outstanding, Thirteen Million Five Hundred Thousand and 00/100 Dollars ($13,500,000.00) (the "Commitment Amount"). The Line of Credit shall be a revolving line of credit, against which disbursements may be made to Borrower, repaid by Borrower and additional disbursements made to Borrower, subject to the limitations contained in this Agreement; provided, that the SOIF Parties shall have no obligation to make any disbursement (A) that would cause the outstanding principal balance of the Line of Credit plus all outstanding principal and any accrued but unpaid interest to exceed the Commitment Amount or (B) if there is an Event of Default or a Default (as defined below). The Line of Credit shall bear interest on the outstanding principal balance as follows: at a simple annual rate of the 30-Day LIBOR Rate applicable on April 2, 2013 plus six percent (6.0%), wherein the minimum interest rate shall be at least eight and one-half percent (8.5%); which accrued interest shall be payable monthly in arrears, on the second day of each month, beginning on April 2, 2013. If not sooner paid, all outstanding principal, accrued but unpaid interest and other outstanding sums due under this Agreement shall be paid in full on October 2, 2013 (the "Maturity Date"). The Maturity Date may be extended in the sole and absolute discretion of the Borrower, with at least five (5) days’ prior written notice to the SOIF Parties, for an additional six (6) month period (the “Maturity Extension Period”) at a simple annual rate of the 30-Day LIBOR Rate applicable on July 2, 2013 plus six percent (6.0%), wherein the minimum interest rate shall be at least eight and one-half percent (8.5%).”

3. Effectiveness. The modifications provided in paragraph 2 hereof shall be effective as of March 4, 2013.

4. Reaffirmation of LOC Agreement. All other provisions of the LOC Agreement shall continue to be in effect.

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IN WITNESS WHEREOF, Borrower and the SOIF Parties have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

Borrower:

BLUEROCK MULTIFAMILY GROWTH REIT, INC.,
a Maryland corporation f/k/a Bluerock Enhanced Multifamily Trust, Inc.

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Its:	President

SOIF Parties:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC
a Delaware limited liability company

By:	BR SOIF II Manager, LLC
a Delaware limited liability company
Its:	Manager

	By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	President

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC
a Delaware limited liability company

By:	BR SOIF III Manager, LLC
a Delaware limited liability company
Its:	Manager

	By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	President